EXECUTION COPY
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                                 FIRST AMENDMENT

                                       to

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                      among

                           MBIA INSURANCE CORPORATION
                                     (MBIA)

                           THE BANKS SIGNATORY HERETO

                               RABOBANK NEDERLAND
                                 New York Branch
                             as Administrative Agent

                                       and

                                DEUTSCHE BANK AG
                                 New York Branch
                             as Documentation Agent


                                   ----------

                         Dated as of October 1, 1998

                                   ----------


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


                               FIRST AMENDMENT


     THIS FIRST AMENDMENT, dated as of October 1, 1998 (this "Amendment"), between MBIA INSURANCE CORPORATION, a New York stock insurance corporation ("MBIA"), the financial institutions which have executed this Amendment below as Banks (as defined below), COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. "RABOBANK NEDERLAND", New York Branch ("Rabobank"), as Administrative Agent for the Banks (in such capacity, the "Administrative Agent") and individually as a Bank, and DEUTSCHE BANK AG, New York Branch, as Documentation Agent for the Banks (in such capacity, together with the Administrative Agent, the "Agents");

     WHEREAS, the parties hereto are parties to the Second Amended and Restated Credit Agreement, dated as of October 1, 1997 (the "Credit Agreement");

     WHEREAS, Credit Suisse First Boston, New York Branch, desires to resign as Administrative Agent for the Banks; the Majority Banks, with the consent of MBIA, desire to appoint Rabobank as successor Administrative Agent pursuant to the terms of the Credit Agreement, and Rabobank is willing to accept such appointment; and

     WHEREAS, the parties hereto desire, upon the terms and subject to the conditions hereinafter set forth, to extend the Expiration Date (as defined below) and to otherwise modify the Credit Agreement in certain respects;

     NOW, THEREFORE, in consideration of the mutual promises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:


                                    ARTICLE 1

                         MODIFICATIONS TO LOAN DOCUMENTS

     Section 1.1. Defined Terms. Except as otherwise specified herein, terms used in this Amendment and defined in Exhibit A of the Credit Agreement shall have the meanings provided in such Exhibit A.

     Section 1.2. Amendments.

     (a) Section 3.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "Section 3.3 Extension of Commitments. The Expiration Date may be extended from time to time with the consent of the Administrative Agent and all Banks (other than Nonextending Banks whose Commitments have been terminated), each in their sole discretion, as provided in this Section
     3.3. Not later than August 1, 1999, and not later than each August 1 thereafter in respect of succeeding one-year extension periods provided for below, or such later date to which the Administrative Agent and the Majority Banks may consent in writing, MBIA may notify the Administrative Agent if MBIA desires to have the Expiration Date extended for a period of one year from the date on which it is then scheduled to occur. The Administrative Agent shall promptly give the Banks notice of its receipt of any such request and shall request each Bank to consent to such extension, unless the Administrative Agent has determined to withhold its consent to such extension. Such notice and request from the Administrative Agent to the Banks may be given by the Administrative Agent subject to a reservation by the Administrative Agent of its right to withhold consent to such extension at a later date. Each Bank which elects to give its consent to such extension shall deliver such consent to the Administrative Agent and MBIA prior to the later to occur of (a) 90 days following the date of MBIA'S request and (b) the August 1 of the year which is six years prior to then scheduled Expiration Date (or in each case such later date to which the Administrative Agent and MBIA have consented). Any Bank which has not given its consent within such period shall be deemed to be a "Nonextending Bank", and MBIA shall have the right at any time thereafter to elect to terminate the Commitment of such Nonextending Bank by not less than five Business Days' prior notice to such Nonextending Bank and the Administrative Agent unless, prior to the effectiveness of such termination, (i) any Loan has been made or (ii) any Default or Event of Default has occurred and is continuing. Any such termination shall be effective on the date specified in such notice."

          (b) The following definitions contained in Exhibit A to the Credit Agreement are hereby amended and restated to read in its entireties as follows:

               "'Base Rate' shall mean the higher of (i) the rate of interest announced by Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. "Rabobank Nederland", New York Branch, in New York City from time to time as its base rate, each change in such fluctuating interest rate to take effect simultaneously with the corresponding change in such base rate, but in no event in excess of the maximum interest rate permitted by applicable law and (ii) 1/2 of 1% per annum above the Bank's Federal Funds Rate (as defined below) for overnight funds. For such purpose, the 'Federal Funds Rate' shall mean, for any day, the fluctuating interest rate per annum at which said branch, as a branch of a foreign bank, in its sole discretion, can acquire federal funds in the New York City interbank term (or overnight, as the case may be) federal funds market or other funding sources available to said branch, through brokers of recognized standing, for a period and in an amount comparable to the period and amount requested by MBIA."

               "'Commitment Period' shall mean initially the period commencing on October 1, 1998 and ending on October 31, 2005 (or, if such day is not a Business Day, on the next preceding Business Day) and, from and after the date of any extension of the Expiration Date pursuant to
          Section 3.3 to a date later than October 31, 2005), shall mean the period commencing on the first day of November which immediately follows the 31st day of October which is seven years prior to the Expiration Date, and ending on the Expiration Date (or, if such day is not a Business Day, on the next preceding Business Day)."

               "'Expiration Date' shall mean the date on which the right to obtain Loans terminates, initially October 31, 2005, as such date may be extended pursuant to Section 3.3."

     Section 1.3 Commitments.

     (a) The respective Commitments of the Banks are hereby amended so that, from and after October 7, 1998 until the termination or further modification thereof as provided in the Credit Agreement, such Commitments shall be as set forth on Schedule 1 to this Amendment.

     (b) The parties acknowledge that, after giving effect to certain notices of changes of address delivered on or prior to the date hereof, the respective addresses of the Banks for purposes of Section 10.7 of the Credit Agreement are as set forth on Schedule 1 to this Amendment.

     Section 1.4. Succession of Administrative Agent

     (a) Credit Suisse First Boston, New York Branch, hereby confirms that it has resigned as Administrative Agent, effective as of October 7, 1998. The Banks hereby waive notice of such resignation and hereby appoint Rabobank as successor Administrative Agent effective as of October 7, 1998, and MBIA hereby waives notice of such resignation and consents to such appointment, in each case pursuant to Section 8.7 of the Credit Agreement. The parties acknowledge that Rabobank, in its capacity as successor Administrative Agent, automatically and without further action of the parties becomes the successor Collateral Agent under the Security Agreement. The parties further acknowledge and hereby confirm that, as provided in Section 8.7 of the Credit Agreement, the provisions of Sections 8.2 through 8.5 of the Credit Agreement shall continue to inure to the benefit Credit Suisse First Boston, New York Branch, and its successors and assigns, in respect of any action taken or omitted to be taken by it in its capacity as Agent while it was an Agent under the Credit Agreement or any Loan Document, notwithstanding its resignation as an Agent thereunder.

     (b) From and after October 7, 1998,

               (i) the address of the Administrative Agent and the Collateral Agent for purposes of the Credit Agreement and Security Agreement shall be:

              245 Park Avenue
              New York, New York 10167-0062
              Attention: Angela Reilly
              Telecopy:  (212) 309-5139

          or as the Administrative Agent may direct by written notice to all other parties to the Credit Agreement;

               (ii) the Payment Office of the Administrative Agent shall be 245 Park Avenue, New York, New York 10167-0062, or such other office as the Administrative Agent may from time to time designate by notice to MBIA; and

               (iii) each Note and Fronting Bank Note shall be payable at the office of the Administrative Agent at 245 Park Avenue, New York, New York 10167-0062, or such other office as the Administrative Agent may from time to time designate by notice to MBIA and the holder of such Note.

     (c) From and after October 7, 1998, each reference in the Credit Agreement (including in the exhibits thereto), the Notes, the Security Agreement, each Fronting Bank Supplement and the other Loan Documents to the name or address of the Administrative Agent shall be deemed to be (and, to the extent required, is hereby amended to be) a reference to the name or address, as the case may be, of Rabobank as set forth herein.

     (d) Each Bank hereby agrees to attach a copy of this Amendment to each Note and Fronting Bank Note held by it prior to any assignment or other transfer thereof or of any interest therein by such Bank, unless such Note or Fronting Bank Note has been issued or reissued by MBIA on or after the date of this Amendment and specifies the place of payment described in Section 1.4(b)(iii) above.

     (e) MBIA and Credit Suisse First Boston, New York Branch, hereby agree that the Agent Fee Letter, dated October 7, 1997, between them is hereby terminated effective as of appointment of Rabobank as successor Administrative Agent hereunder.

     (f) MBIA hereby agrees to deliver to the Rabobank, as Administrative Agent, promptly after the effectiveness of its appointment as Administrative Agent hereunder, a true and complete copy of Exhibit E to the Credit Agreement (list of insured obligations excluded from the Covered Portfolio), as most recently updated pursuant to the definition of "Covered Portfolio" contained in Exhibit A to the Credit Agreement.

                                    ARTICLE 2

                              CONDITIONS PRECEDENT

     Section 2. 1. Conditions Precedent to Amendment Effective Date. The provisions of Article I hereof shall become effective as of October 7, 1998 when this Amendment shall have been executed and delivered by MBIA, Rabobank, Credit Suisse First Boston, New York Branch, Deutsche Bank AG, New York Branch, as Documentation Agent, and each Bank and, except in the case of the provisions of
Section 1.4, when the following conditions have been fulfilled to the reasonable satisfaction of the Agents. If such conditions shall not have been satisfied on or prior to October 13, 1998, this provisions of Article 1 (other than Section
1.4 thereof) shall not be given effect unless otherwise consented to by the Agents and the Majority Banks, but otherwise this Amendment shall remain in full force and effect.

     (a) There shall exist no Default or Event of Default, and all representations and warranties made by MBIA herein or in any of the Loan Documents shall be true and correct with the same effect as though such representations and warranties had been made at and as of such time.

     (b) The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:

          (i) a certificate of any two of the President, any Vice President or the Treasurer of MBIA to the effect that the conditions set forth in
     Section 2.1(a) hereof have been satisfied and that no governmental filings, consents and approvals are necessary to be secured by MBIA in order to permit the borrowing under the Credit Agreement, as modified hereby, the grant of the Lien under the Security Agreement and the execution, delivery and performance in accordance with their respective terms of this Amendment and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby, each of which shall be in full force and effect;

          (ii) copies of the duly adopted resolutions of the Board of Directors of MBIA, or an authorized committee thereof, authorizing the execution, delivery and performance in accordance with their respective terms of this Amendment and the other documents to be executed and delivered by MBIA described herein (collectively, the "Amendment Documents"), accompanied by a certificate of the Secretary or an Assistant Secretary of MBIA stating as to (A) the effect that such resolutions are in full force and effect, (B) the incumbency and signatures of the officers signing the Amendment Documents on behalf of MBIA, and (C) the effect that, from and after October 7, 1997, there has been no amendment, modification or revocation of the articles of incorporation or by-laws of MBIA;

          (iii) opinions of the General Counsel of MBIA and Kutak Rock, MBIA's counsel, each dated October 7, 1998, which are substantially to the effect set forth in the forms attached hereto as, respectively, Exhibits A and B; and

          (iv) such other documents, instruments, approvals (and, if reasonably requested by the Administrative Agent or the Majority Banks, duplicates or executed copies thereof certified by an appropriate governmental official or an authorized officer of MBIA) or opinions as the Administrative Agent or the Majority Banks may reasonably request.

     (c) The Administrative Agent shall have received reasonably satisfactory evidence that long-term obligations insured by MBIA are publicly assigned a rating of Aaa, by Moody's and AAA by S&P by reason of such insurance.

     (d) The Bank Fee Letter shall have been modified in a manner satisfactory to MBIA and the Agents and consented to by all of the Banks.

     (e) MBIA shall have entered into a replacement Agent Fee Letter with Rabobank, as Administrative Agent, in form and substance satisfactory to Rabobank.

     (f) Each Bank which is becoming a party to the Credit Agreement or which is increasing its Commitment shall have received a Note or an additional Note dated as of October 7, 1998, in a principal amount equal to the amount of its Commitment or of the increase in its Commitment, as applicable.

     (g) The currently effective Fronting Bank Supplements and related Fronting Bank Notes, and fee letters shall have been modified in a manner satisfactory to MBIA, the Administrative Agent and each Fronting Bank affected by such modifications.

     (h) Credit Suisse First Boston, New York Branch, as resigning Collateral Agent, shall have executed and delivered to Rabobank, as Collateral Agent, assignments of each effective financing statement with respect to the Security Agreement.

     (i) Termination letters shall be executed by each of the Banks terminating its Commitment.

     (j) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Amendment and the Loan Documents shall be satisfactory in form and substance to the Administrative Agent and its counsel.

     Section 2.2. Certificate as to Effective Date. A certificate of the Agents delivered to MBIA stating that the provisions of Article 1 shall have become effective shall be conclusive evidence thereof and shall be binding on MBIA, each Agent and each Bank. In delivering such certificate, and without limiting the general application of Section 8.8 or other provisions of Article 8 of the Credit Agreement to the actions of the Agents hereunder, the Agents shall be entitled to rely conclusively on the certificate of officers of MBIA delivered pursuant to Section 2.1(b)(i) as to the satisfaction of the conditions set forth in Section 2.1 (a).


                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

     In order to induce the Agents and the Banks to enter into this Amendment and proceed with the transaction contemplated hereby, MBIA makes the following representations and warranties to the Agents and the Banks, which shall survive the execution and delivery of this Amendment and the making of any Loans:

     Section 3.1. Due Authorization. Etc. The execution, delivery and performance by MBIA of the Amendment Documents and the Loan Documents as amended thereby are within its corporate powers, have been duly authorized by all necessary corporate action and do not and will not (i) violate any provision of any law, rule, regulation (including, without limitation, the New York Insurance Law, the Investment Company Act of 1940, as amended, or Regulations T, U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to MBIA or of the corporate charter or by-laws of MBIA, (ii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which MBIA is a party or by which it or its properties may be bound or affected, or (iii) result in, or require, the creation or imposition of any Lien upon or with respect to any of the properties now owned or hereafter acquired by MBIA (other than as contemplated by the Loan Documents), other than, in the case of clauses (ii) and
(iii), breaches, defaults or Liens which could not materially and adversely affect the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under any Loan Document.

     Section 3.2. Approvals. No consent, approval or other action by, or any notice to or filing with any court or administrative or governmental body is or will be necessary for the valid execution, delivery or performance by MBIA of the Amendment Documents or the Loan Documents as amended thereby.

     Section 3.3. Enforceability. Each Amendment Document and each Loan Document as amended thereby constitutes a legal, valid and binding obligation of MBIA, enforceable against MBIA in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and the availability of equitable remedies, whether such matter is heard in a court of law or a court of equity.

     Section 3.4. Financial Statements, etc. (i) MBIA has heretofore furnished to the Agents (i) the audited consolidated and unaudited consolidating balance sheets of MBIA Inc. and its subsidiaries at December 31, 1997, the related audited consolidated statements of income, changes in stockholders' equity and financial position or cash flows, as the case may be, and unaudited consolidating statements of income for the year ended December 31, 1997, and
(ii) the unaudited consolidated and consolidating balance sheets of MBIA Inc. and its subsidiaries as of March 31 and June 30, 1998, and the related consolidated statements of income, changes in stockholders' equity and cash flows for the three months ended March 31, 1998, the six months ended June 30, 1998. Such financial statements were prepared in accordance with generally accepted accounting principles consistently applied and present fairly the consolidated financial position and consolidated results of operations and cash flows of MBIA Inc. and its subsidiaries and the financial position and results of operations and cash flows of MBIA at the dates and for the periods indicated therein. There has been no material adverse change in the consolidated financial position or consolidated results of operations or cash flows of MBIA Inc. and its subsidiaries taken as a whole or of MBIA since June 30, 1998.

     (ii) MBIA has heretofore furnished to the Agents its annual statements and its financial statements as filed with the Department for the year ended December 31, 1997 and its quarterly statements and financial statements as filed with the Department for the periods ended March 31, 1998 and June 30, 1998. Such annual and quarterly statements and financial statements were prepared in accordance with the statutory accounting principles set forth in the New York Insurance Law, all of the assets described therein were the absolute property of MBIA at the dates set forth therein, free and clear of any liens or claims thereon, except as therein stated, and each such Annual Statement is a full and true statement of all the assets and liabilities and of the condition and affairs of MBIA as of such dates and of its income and deductions therefrom for the year or quarter ended on such dates.

     (iii) MBIA has heretofore furnished to the Agents a copy of the annual report on Form 10-K of MBIA Inc. for the fiscal year ended December 31, 1997, its quarterly reports on Form 10-Q of MBIA Inc. for each of the quarters ended March 31, 1998 and June 30, 1998 and each current report on Form 8-K filed by MBIA Inc. on or after January 1, 1998, each as filed with the Securities and Exchange Commission. Such annual, quarterly and current reports were prepared in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     Section  3.5.  Covered   Portfolio.   Substantially   all  of  the  Insured
Obligations in the Covered Portfolio are insured by MBIA under Insurance Contracts in the form or forms heretofore supplied to the Agents in accordance with MBIA's underwriting criteria as heretofore disclosed to the Agents, and in MBIA's reasonable judgment such Insured Obligations represent an overall risk of loss (based on all factors including without limitation investment quality and geographical and market diversification) which is not materially greater than the risk of loss represented by all of MBIA's Insured Obligations as of the date hereof MBIA has heretofore supplied to Rabobank copies of each such form which was earlier supplied to Credit Suisse First Boston, New York Branch, as Administrative Agent, or to the Documentation Agent and has heretofore disclosed to Rabobank the underwriting criteria which was earlier disclosed to Credit Suisse First Boston, New York Branch, as Administrative Agent, or to the Documentation Agent.

     Section 3.6. Confirmation of Representations and Warranties. MBIA hereby confirms that its representations and warranties set forth in the Credit Agreement (including without limitation those set forth in Article 5 of the Restated Credit Agreement) are true and correct as of the date hereof.

     Section 3.7. Disclosure. There is no fact known to MBIA which materially adversely affects the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under any Amendment Document or any Loan Document as amended thereby which has not been set forth in this Amendment, in the financial statements or reports required to be delivered pursuant to Section 3.4 hereof.


                                    ARTICLE 4

                                  MISCELLANEOUS

     Section 4.1. Credit Agreement. Except as expressly modified as contemplated hereby, the Credit Agreement and the other Loan Documents are hereby confirmed to be in full force and effect in accordance with their respective terms. This Amendment is intended by the parties to constitute an amendment and modification to, and otherwise to constitute a continuation of, the Credit Agreement and the Loan Documents, and is not intended by any party and shall not be construed to constitute a novation thereof or of any Debt of MBIA hereunder.

     Section 4.2. Survival. All covenants, agreements, representations and warranties made herein or in any Loan Document or in any certificate, document or instrument delivered pursuant hereto or thereto shall survive the effective date hereof, the making of any Loan and the occurrence of the Expiration Date and shall continue in full force and effect so long as principal of or interest on any Loan, Note or Fronting Bank Note remains outstanding or unpaid, any other amount payable by MBIA under the Credit Agreement as amended hereby, any Note, Fronting Bank Note or any other Loan Document remains unpaid or any other obligation of MBIA to perform any other act hereunder or under the Credit Agreement as amended hereby, any Note, Fronting Bank

Note or any other Loan Document remains unsatisfied or the Banks have any obligation to make a Loan or any other advance of moneys to MBIA under the Credit Agreement as amended hereby.

     Section 4.3. Severabilily. Any provision of this Amendment which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

     Section 4.4. Successors and Assigns. This Amendment is a continuing obligation and binds, and the benefits hereof shall inure to, the parties hereto and their respective successors and assigns; provided that MBIA may not transfer or assign any or all, of its rights or obligations hereunder except as permitted by Section 10.8 of the Credit Agreement.

     Section 4.5. Amendments. No provision of this Amendment shall be waived, amended or supplemented except as provided in Section 10.12 of the Credit Agreement.

     Section 4.6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK

     Section 4.7. Headings. Section headings in this Amendment are included herein for convenience or reference only and shall not constitute a part of this Amendment for any other purpose.

     Section 4.8. Counterparts. This Amendment may be executed in several counterparts, each of which shall be regarded as the original and all of which shall constitute one and the same Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                     MBIA, INSURANCE CORPORATION

                                     By /s/ Julliette S. Tehrani
                                        ----------------------------------------
                                        Name:   Julliette S. Tehrani
                                        Title:  Executive Vice President
                                                CFO & Treasurer

                                     COOPERATIEVE CENTRALE RAIFFEISEN
                                      BOERENLEENBANK B.A. "RABOBANK
                                      NEDERLAND", New York Branch, as successor
                                      Administrative Agent and as a Bank

                                      By /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                        Name:
                          [INITIALED]   Title:


                                      By /s/ Dana W. Hemenway
                                        ----------------------------------------
                                        Name:  Dana W. Hemenway
                                        Title:  Vice President

                                     DEUTSCHE BANK, AG, New York Branch,
                                      as Documentation Agent and as a Bank

                                      By /s/ John S. McGill
                                        ----------------------------------------
                                        Name:  John S. McGill
                                        Title: Vice President


                                      By /s/ Gayma Z. Shivriarain
                                        ----------------------------------------
                                        Name: Gayma Z. Shivriarain
                                        Title:      Vice President

                                     CREDIT SUISSE FIRST BOSTON,
                                      New York Branch, as resigning
                                      Administrative Agent and as a Bank


                                     By /s/ Jay Chall
                                        ----------------------------------------
                                        Name:  Jay Chall
                                        Title:  Director



                                     By /s/ Andrea E. Shkane
                                        ----------------------------------------
                                        Name:    Andrea E. Shkane
                                        Title:    Vice President

                                     CAISSE DES DEPOTS ET CONSIGNATIONS,
                                      as a credit facility provider


                                     By  /s/ D.L. Askren
                                        ----------------------------------------
                                        Name:      D.L. Askren
                                        Title:  Authorized Signer


                                     By  /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                        Name:      [ILLEGIBLE]
                                        Title:   Authorized Signer

                                     BAYERISCHE LANDESBANK
                                      GIROZENTRALE, New York Branch,
                                      as a Bank


                                     By  /s/ Scott Allison
                                        ----------------------------------------
                                        Name:    Scott Allison
                                        Title:   First Vice President

                                     By  /s/ Alexander Kohnert
                                        ----------------------------------------
                                        Name:    Alexander Kohnert
                                        Title:   Vice President

                                     LANDESBANK HESSEN-THURINGEN
                                      GIROZENTRALE, New York Branch, as a Bank




                                     By  /s/ Lisa S. Pent
                                        ----------------------------------------
                                        Name:  Lisa S. Pent
                                        Title: Senior Vice President
                                                      Manager

                                     By  /s/ John A. Sarno
                                        ----------------------------------------
                                        Name:    John A. Sarno
                                        Title: President & Portfolio Manager

                                     LLOYDS BANK PLC


                                     By  /s/ Amy Vespasiano
                                        ----------------------------------------
                                        Name:    AMY VESPASIANO
                                        Title:   VICE PRESIDENT
                                               STRUCTURED FINANCE
                                                      V024


                                     By  /s/ Louise Miller
                                        ----------------------------------------
                                        Name:        Louise Miller
                                        Title:   Assistant Vice President
                                                    Structured Finance
                                                         M256

                                     WESTDEUTSCHE LANDESBANK
                                      GIROZENTRALE, New York Branch, as a Bank


                                     By  /s/ Lillian Tung Lum
                                        ----------------------------------------
                                        Name:    Lillian Tung Lum
                                        Title:    Vice President

                                     By  /s/ Anne T. McKenna
                                        ----------------------------------------
                                        Name:    Anne T. McKenna
                                        Title:      Associate

                                     FLEET NATIONAL BANK, as a Bank


                                     By  /s/ E.B. Shelley
                                        ----------------------------------------
                                        Name:   E.B. Shelley
                                        Title: Vice President

                                     THE CHASE MANHATTAN BANK,
                                      as a Bank


                                     By  /s/ Helen L. Newcomb
                                        ----------------------------------------
                                        Name:  Helen L. Newcomb
                                        Title:  Vice President

                                     DEUTSCHE GIROZENTRALE
                                      DEUTSCHE KOMMUNALBANK, as a Bank

                                     By  /s/ Dr. N. Hasslinger
                                        ----------------------------------------
                                        Name:    Dr. N. Hasslinger
                                        Title: Senior Vice President

                                     By  /s/ St. Wagner
                                        ----------------------------------------
                                        Name:    St. Wagner
                                        Title:  Vice President

                                     BANCO SANTANDER, S.A., New York Branch,
                                      as a Bank

                                     By  /s/ Edward M. O'Loghien
                                        ----------------------------------------
                                        Name:   Edward M. O'Loghien
                                        Title:  Vice President
                                                Asset Backed Finance Group

                                     By  /s/ John Hennessy
                                        ----------------------------------------
                                        Name:   JOHN HENNESSY
                                        Title:  MANAGER
                                                ASSET BACKED FINANCE GROUP

                                     KBC BANK, N.V., as a Bank



                                     By  /s/ Robert Snauffer
                                        ----------------------------------------
                                        Name:    ROBERT SNAUFFER
                                        Title: FIRST VICE PRESIDENT

                                     By  /s/ Marcel Claes
                                        ----------------------------------------
                                        Name:    MARCEL CLAES
                                        Title: DEPUTY GENERAL MANAGER

                                     NORDDEUTSCHE LANDESBANK
                                      GIROZENTRALE, New York Branch, as a Bank


                                     By  /s/ Stephanie Finnen
                                        ----------------------------------------
                                        Name:    Stephanie Finnen
                                        Title:         VP

                                     By  /s/ Stephen K. Hunter
                                        ----------------------------------------
                                        Name:    Stephen K. Hunter
                                        Title:         SVP

                                     CREDIT LOCAL DE FRANCE, New York
                                      Agency, as a Bank


                                     By /s/ David Weinstein
                                        ----------------------------------------
                                        Name:  DAVID WEINSTEIN
                                        Title: VICE PRESIDENT

                                     By /s/ James R. Miller
                                        ----------------------------------------
                                        Name:  JAMES R. MILLER
                                        Title: GENERAL MANAGER
                                                CLF NY AGENCY

                                     THE FIRST NATIONAL BANK OF CHICAGO,
                                      as a Bank


                                     By  /s/ Louis DiFranco
                                        ----------------------------------------
                                        Name:   LOUIS DIFRANCO
                                        Title:  VICE PRESIDENT

                                                                       EXHIBIT A
                                                              TO FIRST AMENDMENT

                  Form of Opinion of General Counsel of MBIA

                                    [date]


Each of the Banks which are parties to the Credit Agreement
  referred to herein
c/o Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
  ("Rabobank Nederland"), New York Branch
  as Administrative Agent
245 Park Avenue
New York, New York 10167-0062

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
  ("Rabobank Nederland"), New York Branch, as Administrative Agent
245 Park Avenue
New York, New York 10167-0062

Deutsche Bank AG, New York Branch,
  as Documentation Agent
31 West 52nd Street
New York, NY 10019

     Re: First Amendment, dated as of October 1, 1998, to Second Amended and Restated Credit Agreement dated as of October 1, 1997, with MBIA Insurance Corporation

Ladies and Gentlemen:

I am General Counsel of MBIA Insurance Corporation, a New York stock insurance corporation ("MBIA"). This opinion is being given in connection with First Amendment, dated as of October 1, 1998 (the "Amendment"), to the Second Amended and Restated Credit Agreement dated as of October 1, 1997 (as amended by the Amendment, the "Credit Agreement") among MBIA, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (Rabobank Nederland), New York Branch, as a Bank and as Administrative Agent, Deutsche Bank AG, New York Branch, as a Bank and as Documentation Agent, and the other Banks signatory thereto. All capitalized terms used herein and not otherwise defined shall have the respective meanings assigned thereto in the Credit Agreement.

As General Counsel to MBIA, I am familiar with its Restated Charter and its By-Laws, as amended to date, and I have responsibility for supervision of MBIA's insurance regulatory compliance. I have examined such certificates of public officials, such certificates of officers of MBIA and copies certified to my satisfaction of such corporate documents and records of MBIA and of such other papers as I have deemed relevant and necessary for the opinions set forth below. In all such examinations, I have assumed the genuineness of all signatures, the authority to sign and the authenticity of all documents submitted to me as originals. I have also assumed the conformity with the originals of all documents submitted to me as copies. I have relied upon certificates of public officials and of officers of MBIA with respect to the accuracy of factual matters contained therein which were not independently established.

     Based upon the foregoing, it is my opinion that:

          (a) MBIA is a stock insurance corporation duly incorporated and validly existing in good standing under the laws of the State of New York and has the corporate power and all requisite licenses and franchises required to carry on its insurance and other business, as now being conducted in the State of New York and in each other jurisdiction where the nature of the business transacted by it makes such qualification necessary, except any jurisdiction other than the State of New York where failure to so qualify would not have a material adverse effect on the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under the Amendment, the Credit Agreement, the additional Notes dated October 7, 1998 being issued to certain parties, the amended and restated Bank Fee Letter dated as of October 7, 1998 and the replacement Agent Fee Letter dated as of October 7, 1998 (the "Transaction Documents").

          (b) The execution, delivery and performance of the Transaction Documents are within the corporate powers of MBIA, have been duly authorized by all necessary corporate action and do not (i) violate any provision of the Restated Charter of By-Laws of MBIA, (ii) violate any provision of law, rule, regulation (including without limitation, the New York Insurance Law, the Investment Company Act of 1940, as amended, or Regulations T, U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to MBIA the violation of which would affect the validity or enforceability of any of the Transaction Documents or the ability of MBIA to perform its obligations under the Transaction Documents, (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which MBIA is a party or by which it or its properties may be bound or affected or (iv) result in, or require, the creation or imposition of any Lien upon or with respect to any of the properties now owned or hereafter acquired by MBIA (other than as contemplated by the Loan Documents), other than, in the case of clauses
     (iii) and (iv), breaches, defaults or Liens which could not materially and adversely affect the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under the Transaction Documents.

          (c) To the best of my knowledge, no consent, approval or other action by, or any notice to or filing with, any court or administrative or governmental body is required in connection with the execution, delivery or performance by MBIA of the Transaction Documents.

          (d) To the best of my knowledge, there is no action, suit, proceeding or investigation before or by any court, arbitrator or administrative or governmental body pending or threatened against MBIA, wherein an adverse decision, ruling or finding would materially and adversely affect (i) the business, assets, operations or financial condition of MBIA, (ii) the transactions contemplated by the Credit Agreement or (iii) the validity or enforceability of the Transaction Documents.

          (e) To the best of my knowledge, MBIA is not in violation of any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to MBIA or of the Restated Charter or By-Laws of MBIA, or in default under any material indenture, agreement, lease or instrument to which it is a party or by which it or any of its properties may be subject or bound, where such violation or default may result in a material adverse effect on the business, assets, operations or financial condition of MBIA or on its ability to perform its obligations under the Transaction Documents.

          (f) To the best of my knowledge, MBIA is in compliance with the New York Insurance Law and the regulations of the Department thereunder and with all other applicable federal state and other laws, rules and regulations relating to its insurance and other business, except with respect to failures, if any, to comply which singly or in the aggregate do not have a material adverse effect on the business, assets, operations or financial condition of MBIA or the ability of MBIA to perform its obligations under any of the Transaction Documents.

          (g) All of the issued and outstanding capital stock of MBIA is owned beneficially and of record by MBIA Inc., subject to no Liens. There are no options or similar rights of any Person to acquire any such capital stock or any other capital stock of MBIA.

This opinion is being furnished to you and your participants in connection with the execution of the Credit Agreement, and it is not to be used, circulated, quoted or otherwise referred to for any purpose without my express written consent.


                                               Very truly yours,


                                               [General Counsel]

                                                                       EXHIBIT B
                                                              TO FIRST AMENDMENT

                         Form of Opinion of Kutak, Rack


                                    [date]


Each of the Banks which are
  parties to the Credit Agreement
  referred to herein
c/o Cooperatieve Centrale
Raiffeisen-Boerenleenbank B.A.
  ("Rabobank Nederland"), New York Branch
  as Administrative Agent
245 Park Avenue
New York, New York 10167-0062

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
  ("Rabobank Nederland"), New York Branch, as Administrative Agent
245 Park Avenue
New York, New York 10167-0062

Deutsche Bank AG, New York Branch,
  as Documentation Agent
31 West 52nd Street
New York, NY 100 1 9

     Re: First Amendment, dated as of October 1, 1998, to Second Amended and Restated Credit Agreement dated as of October 1, 1997, with MBIA Insurance Corporation

Ladies and Gentlemen:

     This opinion is furnished to you in connection with the First Amendment, dated as of October 1, 1998 (the "Amendment"), to the Second Amended and Restated Credit Agreement dated as of October 1, 1997 (as amended by the
Amendment, the "Credit Agreement") among MBIA, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (Rabobank Nederland), New York Branch, as a Bank and as Administrative Agent, Deutsche Bank AG, New York Branch, as a Bank and as Documentation Agent, and the other Banks signatory thereto. All capitalized terms used herein and not otherwise defined have the meanings assigned thereto in the Credit Agreement. As used herein, "Transaction Documents" means the Amendment, the Credit Agreement, the additional Notes dated October 7, 1998 being issued to certain parties, the amended and restated Bank Fee Letter dated as of October 7, 1998 and the replacement Agent Fee Letter dated as of October 7, 1998.

     We have acted as special counsel to MBIA in connection with the execution and delivery of the Transaction Documents. In this connection, we have examined the Transaction Documents and such certificates of public officials, such certificates of officers of MBIA, and copies certified to our satisfaction of such corporate documents and records of MBIA, and such other documents as we have deemed necessary or appropriate for the opinions set forth below. We have relied upon such certificates of public officials and of officers of MBIA with respect to the accuracy of factual matters contained therein which were not independently established.

     We have also assumed (i) the due execution and delivery, pursuant to due authorization, of each document referred to in the immediately preceding paragraph by all parties other than MBIA to such document, (ii) the authenticity of all such documents submitted to us as originals, (iii) the genuineness of all signatures and (iv) the conformity to the originals of all such documents submitted to us as copies.

     Based upon the foregoing and upon such investigation as we have deemed necessary, we are of the opinion that:

     1. MBIA is a stock insurance corporation, duly incorporated and validly existing under the laws of the State of New York, and is licensed and authorized to carry on its business under the laws of the State of New York.

     2. Each Transaction Document has been duly executed and is a valid and binding obligation of MBIA enforceable in accordance with its terms, except that such enforceability may be limited by laws relating to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity and the enforceability as to rights to indemnity thereunder as may be subject to limitations of public policy.

     3. The execution, delivery and performance of the Transaction Documents do not (a) violate any provision of the Restated Charter or Bylaws of MBIA or (b) violate any provision of law (including without limitation the New York Insurance Law or the Investment Company Act of 1940, as amended) or, to the best of our knowledge, any rule or regulation (including without limitation Regulation T, U or X of the Board of Governors of the Federal Reserve System) presently in effect having applicability to MBIA the violation of which would
(i) affect the validity or enforceability of any Transaction Document or the ability of MBIA to perform its obligations thereunder, (ii) adversely affect the Banks or their rights under any Transaction Document or (iii) materially adversely affect the business, assets, operations or financial condition of MBIA.

     4. To the best of our knowledge, no consent, approval or other action by or any notice to or filing with any court or administrative or governmental body is required in connection with the execution, delivery or performance by MBIA of the Transaction Documents. No consent, approval or other action by or any notice to or filing with the Department is required in connection with the execution, delivery or performance by MBIA of the Transaction Documents.

     5. Except with respect to MBIA's obligations to pay the principal of and interest on the Loans, the obligations of MBIA under the Transaction Documents will rank, under the New York Insurance Law, at least pari passu in priority of payment with all other unsecured obligations of MBIA, including without limitation MBIA's obligation to pay claims under Insurance Contracts under the New York Insurance Law, subject, however, to statutory priorities granted to certain claims under Sections 7426 and 7435 of the New York Insurance Law.

     6. The effectiveness of the Transaction Documents does not adversely affect the opinions set forth in paragraphs 6 and 7 of our opinion dated November 30, 1993, delivered in connection with the first restatement of the Credit Agreement, dated as of such date, with respect to the Security Interest (as defined in such opinion) and the collateral assignment of Collateral referred to therein. No filings under the UCC are required to perfect or to continue the perfection of the Security Interest (subject to the matters described in the paragraph following paragraph 7 of such opinion) in favor of the Collateral Agent for the benefit of the Banks in all of MBIA's right, title and interest in and to the Collateral, to the extent that the Security Interest can be perfected by the filing of financing statements under the UCC. We note that the filing of an assignment of filed financing statements by the predecessor Collateral Agent to the successor Collateral Agent pursuant to Section 9-405 of the UCC may be required for the successor Collateral Agent to exercise certain rights of a secured party of record with respect to such financing statements.

     In rendering the opinions expressed herein, we express no opinion as to the laws of any jurisdiction other than the State of New York and the federal laws of the United States of America.

     This opinion is being famished to you and your participants solely in connection with the execution of the Amendment, and it is not to be used, circulated, quoted or otherwise referred to for any purpose without our express written consent.


                                               Very truly yours,

                                                                      SCHEDULE 1
                                                              TO FIRST AMENDMENT



                       BANKS ADDRESSES AND COMMITMENTS
                      Rabo Deutsche order of comm./alpha


Name and Notice Address of Bank                        Commitment
-------------------------------                        ----------

Cooperative Centrale Raiffeisen-                      $100,000,000
Boerenleenbank B.A. "Rabobank Nederland",
New York Branch
245 Park Avenue
New York, NY 10167
Attn: Angela R. Reilly

Deutsche Bank AG, New York Branch                     $165,000,000
31 West 52nd Street
New York, NY 10019
Attn: Clinton W. Johnson, Director

Caisse des Depots et Consignations                    $100,000,000
CDC North America, Inc.
9 West 57th Street - 36th Floor
New York, NY 10019
Attn: David L. Askren, Senior Vice President

Credit Suisse First Boston,                           $100,000,000
Eleven Madison Avenue
New York, NY 10010-3629
Attn: James Lee

Bayerische Landesbank Girozentrale,                    $50,000,000
New York Branch
560 Lexington Avenue
New York, NY 10022
Attn: Scott Allison

Landesbank Hessen-Thuringen Girozentrale,              $50,000,000
New York Branch
420 Fifth Avenue
New York, NY 10018
Attn: Lisa Pent

Lloyds Bank Plc,                                       $50,000,000
New York Branch
575 Fifth Avenue, 18th Floor
New York, NY 10017
Attn: Louise Miller

Westdeutsche Landesbank Girozentrale,                  $50,000,000
New York Branch
1211 Avenue of the Americas
New York, NY 10036
Attn: Lillian Tung Lum

Fleet National Bank                                    $30,000,000
777 Main Street, CT-MO 0250
Hartford, CT 06115
Attn: Elizabeth Shelley

The Chase Manhattan Bank                               $25,000,000
270 Park Avenue - 20th Floor
New York, NY 10017
Attn: Helen Newcomb

Deutsche Girozentrale Deutsche                         $25,000,000
Kommunalbank
Taunusanlage 10
Postfach 11 0542
D-60040 Frankfurt Am Main 11
GERMANY
Attn: Stephen Wagner

Banco Santander, S.A.,                                 $20,000,000
New York Branch
45 East 53rd Street
New York, NY 10022
Attn: Greta Greathouse

KBC Bank, N.V.                                         $20,000,000
125 West 55th Street
New York, NY 1001 9
Attn: Kate McCarthy
Eric Raskin

Norddeutsche Landesbank Girozentrale,                  $20,000,000
New York Branch
1270 Avenue of the Americas
New York, NY 10020
Attn: Jens Beerman

Credit Local de France,                                $10,000,000
New York Agency
450 Park Avenue, 3rd Floor
New York, NY 10022
Attn: Ben Hollaster

The First National Bank of Chicago                     $10,000,000
153 West 51st Street
New York, NY 10019
Attn: Louis Defranco

                                               TOTAL: $825,000,000



                                       -3-